EXHIBIT 23


            CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



     As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statements on Forms S-8, file No. 33-8209 and File No. 33-47893.



                                 ARTHUR ANDERSEN LLP


Hartford, Connecticut
May 15, 1995


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                           EXHIBIT 27


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